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American Odyssey Funds, Inc.
                                                                     Prospectus

                                                                     Supplement

                                                               October 13, 2000

Wellington Management Company, LLP ("Wellington") has replaced Equinox Capital Management, LLC ("Equinox") as one of the subadvisers for the Core Equity Fund. The three subadvisers for the Core Equity Fund are now Wellington Management Company, LLP, Putnam Investment Management, Inc., and State Street Global Advisors.

The section regarding Equinox on page 18 in the May 1, 2000 prospectus is replaced with the following section on Wellington:

         Wellington Capital Management Company, LLP ("Wellington") serves as one of the subadvisers for the Core Equity Fund. Its principal offices are at 75 State Street, Boston, MA 02109. Wellington serves as investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1999, Wellington managed more than $235 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Fund managed by Wellington:

         Doris Dwyer Chu is a Vice President and Portfolio Manager for Wellington. She joined Wellington in 1998. From 1985 through 1998, she worked at Gratham, Mayo, Van Otterloo & Co., most recently as Partner and Global Quantitative Portfolio Manager. She has had responsibility for the Core Equity Fund since 2000.

         Laurie A. Gabriel, CFA, is a Senior Vice President and managing partner of Wellington. She has been with Wellington since 1976 and she has had responsibility for the Core Equity Fund since 2000.

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American Odyssey Funds, Inc.                 Statement of Additional Information
                                                                      Supplement
                                                                October 13, 2000


Wellington Management Company, LLP ("Wellington") has replaced Equinox Capital Management, LLC ("Equinox") as one of the subadvisers for the Core Equity Fund. Set forth below are the changes to the Statement of Additional Information dated May 1, 2000 to reflect the change from Equinox to Wellington:


1.   The "Control" section on pages 41-42 is revised to include the following:

     Wellington Management Company, LLP, one of the subadvisers to the Core Equity Fund, is a limited liability partnership.


2.   The fee chart on page 44 for the Core Equity Fund is revised as follows:


Fund & Subadviser                              Subadviser's Fee
-----------------                              ----------------

Core Equity Fund
  -  Wellington Management Company, LLP    0.45% of assets

  -  Putnam Investment Management, Inc.    0.45% of assets

  -  State Street Global Advisors          0.05% for first $50 million
                                                 in assets, plus
                                           0.04% for next $50 million in
                                                 assets, plus
                                           0.03% for assets over $100 million
                                           (minimum $50,000 on annualized basis)